TD Asset Management USA Funds Inc.

Fixed Income Portfolio Shares

 – TDAM 5- to 10-Year Corporate Bond Portfolio (TDFSX)

SUMMARY PROSPECTUS

June 1, 2016

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at www.tdamusa.com/Institutional_Fund_Documents. You can also get this information at no cost by calling 1-866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com, or from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated May 27, 2016, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this summary prospectus.

Investment Objective

The TDAM 5- to 10-Year Corporate Bond Portfolio (the “5- to 10-Year Portfolio” or the “Portfolio”) seeks to provide high current income.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	None
Distribution and Service (12b-1) Fees	None
Other Expenses	0.93%
Total Annual Portfolio Operating Expenses	0.93%
Fee Waivers and/or Expense Reimbursements(1)	(0.93)%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements(2)	0.00%

(1)	TDAM USA Inc., the Portfolio’s investment manager (“TDAM”), has contractually agreed to waive all fees and pay or reimburse all fees and expenses of the Portfolio indefinitely, except acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment-related costs and non-routine expenses.
(2)	You should be aware that the Portfolio is an investment option for clients participating in certain “wrap fee” or other separately managed account programs. Wrap fee program participants pay a “wrap fee” to the program sponsor, which in certain cases may be an affiliate of TDAM, which typically covers investment advice and transaction costs on trades executed with the sponsor or a designated broker-dealer. You should read carefully the wrap fee or other program brochure provided to you by your program sponsor. The brochure is required to include information about the fees charged to you under the program and the fees paid by the sponsor to TDAM and other investment advisers for providing strategies under the program pursuant to which client accounts may be managed. Clients that select certain strategies which are managed by TDAM will have a portion of their account assets invested in the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
5- to 10-Year Portfolio	$0	$0	$0	$0

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year ended January 31, 2016, the portfolio turnover rate of the Portfolio was 70% of the average value of its portfolio.

As with any mutual fund, the Securities and Exchange Commission (SEC) has not approved or disapproved the shares or determined whether this summary prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

® The TD logo and other trade-marks are the property of The Toronto-Dominion Bank.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in corporate bonds with a term to maturity of between 5 and 10 years. For purposes of such policy, “bonds” includes bonds, debentures, notes and zero coupon obligations.

The Portfolio currently anticipates that it will only purchase bonds that are, at the time of investment, rated investment grade (BBB- or above by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Inc. (“Fitch”) or Baa3 or above by Moody’s Investors Service, Inc. (“Moody’s”)) or their unrated equivalents. The Portfolio may invest up to 30% of its total assets in the bonds of foreign issuers, provided that such bonds are issued in the U.S. and are denominated in U.S. dollars (“Yankee bonds”).

The Portfolio may also invest in Treasury bills and debt securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities, obligations issued or guaranteed by international or supranational entities, municipal securities (including, but not limited to, Build America Bonds), mortgage-backed and asset-backed securities and term deposits. A supranational entity is an international organization or agency which transcends national boundaries and is formed and/or supported by multiple governmental or quasi-governmental organizations. The Portfolio may also invest in exchange-traded funds (“ETFs”) that provide exposure to investment grade bonds.

The Portfolio may also invest in derivatives, such as credit default swaps and interest rate futures. The Portfolio may sell a credit default swap in an attempt to gain exposure to an underlying issuer’s credit quality characteristics without investing directly in that issuer. The Portfolio may use interest rate futures to increase returns or hedge against changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions.

The Portfolio may invest in repurchase agreements and other money market securities, which may serve as collateral for the Portfolio’s derivatives investments and/or earn income for the Portfolio.

The Portfolio’s portfolio is constructed using a “bottom-up” strategy under which TDAM USA Inc., the Portfolio’s investment manager (“TDAM” or the “Investment Manager”), uses credit and yield curve analysis to identify securities that TDAM believes will add value and enhance long-term performance, and at the same time manage risk. The Investment Manager will allocate the Portfolio’s assets across different market sectors and maturities, based on its view of the relative value of each sector or maturity. The Portfolio may sell securities for a variety of reasons, such as to adjust its portfolio’s average maturity, duration, or credit quality or to shift assets into and out of different market sectors.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio, or the Portfolio could underperform other investments. An investment in the Portfolio is not a deposit of any bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Portfolio may be subject to the following principal risks:

Asset-Backed Securities Risk — Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing asset-backed securities. The value of the Portfolio’s asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

Bond Market Risk — The bond markets as a whole could go up or down (sometimes dramatically). This volatility could affect the value of the investments in the Portfolio’s portfolio exposed to bonds or other fixed income securities. In an economic downturn, the ability of issuers of corporate fixed income securities and other securities to service their obligations could be materially and adversely affected.

Credit Risk — Fixed income investments, such as bonds, are subject to credit risk. This is the risk that the issuer or guarantor of a fixed income security will be unable or unwilling to make timely principal or interest payments, or otherwise honor its obligations. The degree of credit risk depends on the issuer’s or guarantor’s financial condition and on the terms of the fixed income instrument. Changes in an issuer’s or guarantor’s credit rating or the market’s perception of an issuer’s or guarantor’s creditworthiness also may affect the value of fixed income securities.

Derivatives Risk — Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this prospectus, such as interest rate risk, market risk and credit risk. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial. The following is a list of certain derivatives in which the Portfolio intends to invest and the principal risks associated with each of them:

Futures — The risks associated with the Portfolio’s use of futures contracts include the risk that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying asset; (ii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (iii) if the Portfolio has insufficient cash to meet margin requirements, the Portfolios may need to sell other investments, including at disadvantageous times.

Swaps — Swap agreements involve the risk that the party with whom the Portfolio has entered into the swap will default on its obligation to pay the Portfolio and the risk that the Portfolio will not be able to meet its obligations to pay the other party to the agreement.

ETF Risk — An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Portfolio could lose money investing in an ETF.

Foreign Securities Risk — Investments in foreign securities involve special risks, including the possibility of substantial volatility, limited liquidity, foreign withholding taxes, different or less robust government regulation of financial markets and institutions, expropriation or nationalization of the operations of foreign issuers, and significant changes in value due to, among other things, exchange rate fluctuations. Investments in foreign securities involve country risk, which is the risk that the economy of a country (or region) will be damaged by political instability, financial problems or natural disasters.

Interest Rate Risk — Interest rate risk is the risk that the Portfolio’s fixed income securities will decline in value because of increases in market interest rates. Prices of fixed income securities generally decrease when interest rates rise and increase when interest rates decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In periods of market volatility, the market values of fixed-income securities may be more sensitive to changes in interest rates.

Mortgage-Backed Securities Risk — The value of the Portfolio’s mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Portfolio may have to reinvest this money in mortgage-backed or other securities that have lower yields. See also “Credit Risk”.

Municipal Securities Risk — Municipal securities can be significantly affected by unfavorable economic, legislative or political developments and adverse changes in the financial conditions of issuers. Liquidity in the municipal securities market can be reduced unpredictably in response to overall economic conditions or credit tightening.

Prepayment Risk — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Portfolio may have to reinvest the proceeds in lower yielding securities.

Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk — The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Repurchase Agreements Risk — Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the Portfolio’s ability to dispose of the underlying securities. The Portfolio will be exposed to the credit of the counterparties to repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the Portfolio to the risk that the counterparties may default on their obligations to perform under the agreements. If the counterparty to a repurchase agreement fails to repurchase the underlying securities and the value of the underlying securities decreases, the Portfolio could experience a loss.

Strategy Risk — If the Investment Manager’s strategies do not work as intended, the Portfolio may not achieve its investment objective.

Yankee Bonds Risk — Investments in Yankee bonds involve similar risks as investments in the debt obligations of U.S. issuers. See “Credit Risk,” “Bond Market Risk,” and “Liquidity Risk.” Principal and interest on these bonds are payable in U.S. dollars, so there is no direct foreign currency risk for U.S. holders. However, indirect foreign currency risk and other foreign risk factors may apply to the foreign issuers of these bonds, and may therefore affect the market value of these bonds. Foreign risk factors that may apply to Yankee bonds include the possibility of: adverse political and economic developments; foreign withholding taxes; expropriation or nationalization of the operations of foreign issuers; and different or less robust government regulation of foreign financial markets and institutions.

Zero Coupon Bonds Risk — Zero coupon bonds are sold at a discount from face value and do not make periodic interest payments. At maturity, zero coupon bonds can be redeemed for their face value. Because zero coupon bonds do not pay interest, the value of zero coupon bonds may be more volatile than other fixed income securities and may also be subject to greater interest rate risk and credit risk than other fixed income instruments.

Performance

The following bar chart and table illustrate the risks of investing in the Portfolio. The bar chart shows the Portfolio’s performance from year to year for up to 10 years. The returns in the bar chart do not reflect the impact of taxes. If the applicable taxes were included, the annual total returns would be lower than those shown. The table compares the Portfolio’s performance (before and after taxes) over time to that of a broad-based securities market index. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future. For updated performance information, please call (800) 669-3900 or visit www.tdamusa.com.

ANNUAL TOTAL RETURN 5- to 10-Year Portfolio — as of 12/31

Year-to-date return as of 3/31/16: 4.20%

For the period covered by the bar chart, the highest and lowest quarterly returns were 2.54% (for the quarter ended 6/30/15) and -2.11% (for the quarter ended 9/30/14), respectively.

AVERAGE ANNUAL TOTAL RETURN for the periods ended 12/31/15

5- to 10-Year Portfolio	1 Year	Since Inception (September 12, 2013)
Return Before Taxes	0.90%	4.17%
Return After Taxes on Distributions	-0.25%	2.56%
Return After Taxes on Distributions And Sale of Fund Shares	0.52%	2.47%
Barclays 5 – 10 Year U.S. Credit Index (reflects no deduction for expenses, fees or taxes)	0.69%	4.74%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold shares through a tax-deferred account, such as an individual retirement account or a 401(k) plan.

Investment Manager

TDAM USA Inc. is the Portfolio’s investment manager.

Portfolio Managers

The name, title, and length of service of the persons who are primarily responsible for the day-to-day management of the Portfolio appears in the table below.

Portfolio Manager	Title	Length of Service with the Portfolio
Glenn Davis, CFA	Managing Director, TDAM	Since inception
Dennis Woessner, CFA, CAIA	Vice President & Director, TDAM	Since inception

Purchase and Sale of Shares

Shares of the Portfolios may be purchased and held only by or on behalf of clients participating in certain “wrap fee” or other separately managed account (SMA) programs for which TDAM provides strategies pursuant to which client accounts may be managed. A portion of the assets in client accounts managed pursuant to certain of these strategies will be invested in one or both of the Portfolios. A client agreement to open an account in a program typically may be obtained by contacting the program sponsor.

Purchase and redemption orders generally are made based on instructions from the program sponsor or TDAM, to the extent it manages client accounts under the program. There is no initial purchase or minimum account balance requirement. The Portfolios intend to redeem shares held by or on behalf of a shareholder who ceases to be an eligible investor in the manner described above and each investor, by purchasing shares, agrees to any such redemption.

Tax Information

Each Portfolio intends to make distributions that generally will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a tax-deferred arrangement, such as a retirement plan. Amounts eventually distributed to you from such a retirement plan (other than a Roth IRA) will generally be taxable to you. Please confirm with your tax advisor.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the financial intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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